UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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TRANSOCEAN LTD.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 18, 2013, Steven L. Newman, the President and Chief Executive Officer of Transocean Ltd., addressed attendees at the Howard Weil Energy Conference in New Orleans, Louisiana. A copy of Mr. Newman's presentation is attached hereto and incorporated herein by reference.



Transocean Ltd.

Howard Weil Annual Energy Conference

March 18, 2013

www.deepwater.com

Legal Disclaimer

The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations and contingencies and other factors discussed in the company's most recent Form 10-K for the year ended December 31, 2012 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's web site at www.deepwater.com.

This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and it does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Investors must rely on their own evaluation of Transocean Ltd. and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean Ltd.

The company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the company's 2013 Annual General Meeting (the "2013 Annual General Meeting"). The company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2013 Annual General Meeting (the "2013 Proxy Statement"). SHAREHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, none of whom owns in excess of 1 percent of the company's shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2013 Proxy Statement and other materials to be filed with the SEC in connection with the 2013 Annual General Meeting. This information can also be found in the company's definitive proxy statement for its 2012 Annual General Meeting (the "2012 Proxy Statement"), filed with the SEC on April 6, 2012. To the extent holdings of the company's securities have changed since the amounts printed in the 2012 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Shareholders will be able to obtain, free of charge, copies of the 2013 Proxy Statement and any other documents, including the WHITE proxy card, filed by the company with the SEC in connection with the 2013 Annual General Meeting at the SEC's website (http://www.sec.gov), or at the company's website (http://www.deepwater.com), or by contacting the company by email at info@deepwater.com. In addition, copies of the proxy materials, when available, may be requested from the company's proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022.

Performance

Transocean

Significant progress made in 2012

- **Operating Improvement**
  - **Revenue efficiency improved to 93% from ~91%**
    - **Full fleet: ~95% in 3Q and 4Q**
  - **Utilization improved by 9% to 78%**
- **Adjusted earnings from operations increased 161%**
- **Cash flow from operating activities increased ~50% to $2.7B**
- **Created $16.8B in contract backlog**
  - **Contract-backed newbuilds contributed $7.6B**

Key Investment Highlights

Transocean

- **Industry leader committed to customers, employees, and shareholders**
- **Clearly defined strategies to create value**
  - **Operations**
  - **Capital deployment**
  - **Assets**
- **Well positioned to capture global opportunities in an improving market**

	Ultra-Deepwater	Deepwater	Midwater	High-Spec Jackups
Percent on Contract[1]	97%	81%	71%	100%

- **Backlog provides long-term visibility**

Industry Leader

Transocean



- World's largest offshore contract driller
  - Largest fleet of high spec and midwater floaters
  - Operates in most major markets worldwide
  - Significant relationships across the customer spectrum
- Positioned to lead
  - Premier position in ultra-deepwater market segment
  - Size and technical capabilities create reinvestment opportunities

Strategic Objectives

Transocean

- **Continue to improve operational performance**
- **Maintain financial flexibility and strong balance sheet**
- **Execute asset strategy**
- **Resolution of remaining uncertainties**
  - **Macondo**
  - **Brazil**
  - **Norway**

Operational Imperatives

Transocean

We are focused on delivering superior operating performance:

- **Revenue efficiency**
  - **Technical improvements**
  - **Improved contract terms**
  - **Historic levels believed achievable; progress will be gradual, non-linear**
- **Rig out-of-service time**
  - **Emphasis on planning, execution, collaboration with vendors**
  - **"Unit exchange" versus "inspect and repair"**
- **Operating and maintenance costs**
  - **Scrutinize cost structure**

Capital Deployment


Financial Flexibility
Debt reduction
Investment grade issuer
Transocean
Capital Investment
Reinvest in
the business
Return of Capital
Dividend favored
Competitive yield,
sustainable
Potential future increases

Financial Flexibility

Transocean

- Maintain financial flexibility to meet future requirements in context of uncertainties
- Manage financial exposure
  - Contract-backed Shell newbuilds
  - DOJ settlement
- Sustain investment grade rating
  - Accelerate retirement of debt
- Continue to divest select non-core assets
- Distribute excess cash to shareholders
  - Dividend – proposed $2.24/share
  - Intended to be recurring and predictable; potential for future increases

Litigation Update

Transocean

Macondo

- Civil and criminal settlement agreements reached with DOJ comprising $1.4B over five years
  - Phase 1 of trial began February 25, 2013

Brazil – Frade

- Preliminary injunction served on Transocean 9/27/12; lifted by Court of Appeals 11/27/12
- Criminal case against Transocean and employees dismissed by Court 3/15/13
- Vigorously pursuing final and comprehensive resolution of underlying litigation
  - Currently no restrictions on Transocean in Brazil

Norway Tax Case

- Trial commenced December 2012; decisions anticipated early 2014
- Arcade civil tax assessment case overturned; claim dismissed 3/1/13
- Believe our tax returns are materially correct as filed and continue to vigorously contest assertions to the contrary

Capital Investment

Transocean

- Prefer to not add incremental capacity to market
  - Will buy existing capacity
  - Prefer to build to contract
- Disciplined economic criteria (buy or build)
  - Must fit high spec strategy
  - Economic returns exceed cost of capital
  - Prefer significant, simple payback during initial contract period
  - Need strong balance sheet to be opportunistic
- Philosophy is in the best interest of long-term shareholders

Return of Capital
Substantial Proposed Payout

Transocean

Average Distributions as % of Net Income (2010A – 2012A) (7)


(%)
50.0
40.0
30.0
20.0
10.0
0.0
47.5
Recommended $2.24/share distribution as a % of 2013 street consensus estimates
25.3
23.8
15.3
14.8
4.3
3.1
RIG
Offshore Drillers
Offshore Construction / Services
Large Cap Services
Floating Production, Storage and Offloading Services
Land Drillers
Equipment

Source Capital IQ, Company Filings

Return of Capital
Compelling Distribution Yield

Transocean

Indicated Distribution Yield (Average of Peer Groups) [8]



(%)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.2
2.7
2.7
2.3
1.0
0.5
0.3
RIG
Offshore Drillers
Floating Production, Storage and Offloading Services
Offshore Construction / Services
Large Cap Services
Land Drillers
Equipment

Source Capital IQ, Company Filings

Asset Strategy

- **Grow our leadership position in high-spec assets**
  - **Build, acquire, divest and / or spin-off**
- **Core, strategic asset portfolio**
  - **Ultra-deepwater**
  - **Harsh Environment**
  - **High-spec Jackups**
  - **High-quality floaters and jackups**





Asset Strategy – Execution

Transocean

- Fleet expansion
  - Four dynamically-positioned ultra-deepwater drillships
    - 10 year contracts ($7.6B of backlog)
    - ~$3.0B investment with attractive terms
  - Ships have advanced capabilities
    - Dual activity, industry-leading hoisting capacity
    - Second blow-out preventer system
    - 12,000 ft water depth, 40,000 ft drilling depth
    - Outfitted to accommodate a future upgrade to a 20,000 psi BOP

Asset Strategy – Execution

Transocean

- Sold 38 rig package to Shelf Drilling
  - Buyer group has deep industry experience
  - Transocean will provide support to facilitate a successful transition
  - A significant step forward in execution of asset strategy
- Divested 16 additional non-core assets in single asset transactions
- Significantly reduces the diversity of the fleet
  - Renewed emphasis on high specification assets – both floaters and jackups
  - Provides opportunities for efficiency improvement
- Focus improves Transocean's long-term competitiveness

Largest Worldwide Rig Fleet



Rigs Under Construction
Ultra-Deepwater Floaters
Deepwater Floaters
Midwater Floaters
Jackups
100
90
80
70
60
50
40
30
20
10
0
91(1)
9
29
16
28
9
77(2)
6
12
11
5
43
77(2)
11
9
9
5
43
51(3)
18
15
2
16
44
6
8
5
18
7
RIG
ESV
NE
SDRL
DO

Leverage to Improving Dayrates

Transocean



High-Specification Floaters
Midwater Floaters
High-Specification Jackups
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
14%
44%
9%
45%
50%
31%
67%
75%
49%
79%
98%
75%
2013
2014
2015
2016

Fleet Availability (6)

Premium Jackups

Demand Remains Strong

Transocean Fleet (1) - 9


9
1 available through 1H13

Global Fleet (5) - 154


1
1
8
144
Contracted
Stacked
Idle
Other

Key Market Drivers

- Demand and dayrates are increasing
- Continuing demand growth is:
  - Absorbing uncontracted newbuilds
  - Stable/increasing dayrates

Current Market Overview

Jackup Type	High Spec	Standard
Utilization	Increasing	Increasing
Tendering Pace	Stable	Stable
Contract Term	Stable	Stable
Dayrates	Stable/Increasing	Stable/Increasing

Midwater Floaters

Activity and Dayrates Steady

Transocean Fleet [1] - 28



1
6
20
3 available through 1H13

Global Fleet [5] - 102



4
15
11
72
Contracted
Stacked
Idle
Other

Key Market Drivers

- No influx of newbuilds
- Demand continues to increase in UK and Norway
- Multiple opportunities for available units in 2013
- Petrobras releases could impact market

Current Market Overview

- Tendering activity increasing in UK and Norway
  - Contract durations increasing
  - Dayrates steady to improving
  - Opportunities to bring additional harsh environment capacity into the market
- Tendering pace slower for other markets

Deepwater Floaters

Demand is Steady

Transocean

Transocean Fleet (1) - 16


3
13
2 available
through 1H13

Key Market Drivers

- High UDW utilization has positive impact on DW
- Tendering activity is steady
- Strong demand in West Africa and Australia
- Petrobras releases could impact market

Global Fleet (5) - 57


9
4
44
Contracted
Stacked
Idle
Other

Current Market Overview

- Dayrates are steady
- Utilization remains at 90%

Ultra-Deepwater Floaters

Market is Strong

Transocean Fleet [1] - 29


1
28
2 available
through 1H13

Key Market Drivers

- 2013 availability is being absorbed
  - Demand and dayrates are steady
  - Customers now looking for 2014 delivery
- Strong demand in USGOM, West Africa, East Africa and other emerging markets

Global Fleet [5] - 126


1
7
118
Contracted
Stacked
Idle
Other

Current Market Overview

- Market utilization almost 100%
- Exploration success opening up frontier opportunities
- Multiple fixtures over $600K

Ultra-Deepwater Opportunities

Outlook is Positive

Transocean



Kara Sea
Barents Sea
Norway
Black Sea / Turkey
China
Israel
US GOM
Mexico
India
Philippines
Liberia
Sierra Leone
Cote d'Ivoire
Ghana
French
Guiana
Nigeria
Gabon
Indonesia
Brazil
Mozambique / Tanzania
Australia
Angola
Pre-salt

Strong Backlog

Transocean



(US$ billions)
Ultra-Deepwater Floaters
Deepwater Floaters
Midwater Floaters
High - Specification Jackups
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$7.9
4.4
1.2
1.9
0.4
$6.7
3.5
0.8
1.9
0.5
$3.5
1.8
0.4
1.0
0.3
$10.7
10.2
0.1
0.1
0.3
2013
2014
2015
2016-27

Total Backlog From Continuing Operations - $28.8 billion[4]

Diversified Revenue Sources


By Asset Class
14%
22%
55%
4%
3%
2%
Ultra-Deepwater
Deepwater
Midwater
High-Specification Jackups
ADTI
Other


By Customer
35%
23%
42%
Integrated
NOC
Independent

FY 2012 Revenues - $9.2 billion

Key Investment Highlights

Transocean

- Industry leader committed to customers, employees, and shareholders
- Clearly defined strategies to create value
  - Operations
  - Capital deployment
  - Assets
- Well positioned to capture global opportunities in an improving market

	Ultra-Deepwater	Deepwater	Midwater	High-Spec Jackups
Percent on Contract(1)	97%	81%	71%	100%

- Backlog provides long-term visibility



Transocean Ltd.

Howard Weil Annual Energy Conference

March 18, 2013

Footnotes

Transocean

(1) Per Fleet Status Report issued January 17, 2013 and Fleet Update Summary issued February 14, 2013. Floater classifications are by water depth as described in the Fleet Status Report. Harsh Environment Floaters are included in the appropriate water depth classification. Rig count associated with continuing operations is 82, plus 9 newbuilds. Rigs Under Construction are inclusive of rigs to be accepted by the customer subsequent to February 14, 2013. "Idle" and "Stacked" rig classifications are as described in the Fleet Status Report.

(2) Excludes submersible rigs.

(3) Excludes tender rigs.

(4) Calculated by multiplying the contracted operating dayrate by the firm contract period for 2013 and future periods as of the Fleet Status Report issued February 14, 2013, for continuing operations only. Firm commitments are represented by signed drilling contracts or, in some cases, by other definitive agreements awaiting contract execution. Our contract backlog is calculated by multiplying the full contractual operating dayrate by the number of days remaining in the firm contract period, excluding revenues for mobilization, demobilization and contract preparation or other incentive provisions, which are not expected to be significant to our contract drilling revenues. The contractual operating dayrate may be higher than the actual dayrate we receive or we may receive other dayrates included in the contract, such as a waiting-on-weather rate, repair rate, standby rate or force majeure rate. The contractual operating dayrate may also be higher than the actual dayrate we receive because of a number of factors, including rig downtime or suspension of operations. In certain contracts, the dayrate may be reduced to zero if, for example, repairs extend beyond a stated period of time.

(5) Data from ODS-Petrodata as of March 4, 2013. Analysis by Transocean. Includes competitive rigs which have completed construction on or before March 4, 2013. High-Specification Jackups are defined as competitive, independent cantilever rigs with water depths of 350' and greater. "Other" includes, but is not limited to, rigs which are not under contract and are en route, in port, in shipyard, out of service, undergoing acceptance testing, or on standby.

(6) The uncommitted fleet rate is the number of days as a percentage of the total number of available rig calendar days in the period. The rate is as of February 14, 2013.

(7) Defined as average of distribution paid as a percentage of net income from 2010 through 2012 for comparable companies in respective peer group; Floating Production, Storage and Offloading – Lease excludes 2011 and 2012 BWO payout ratio due to net losses in respective years and 2011 SMBO payout ratio due to net loss.

(8) Defined as annualized last indicated quarterly distribution per share divided by current share price for comparable companies in respective peer group; Market data as of March 8, 2013.

(9) This presentation is unaudited.